UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                Investment Company Act file number  (811-05037)
                                                    -----------

                       PROFESSIONALLY MANAGED PORTFOLIOS
                       ---------------------------------
               (Exact name of registrant as specified in charter)

                            615 EAST MICHIGAN STREET
                              MILWAUKEE, WI 53202
                              -------------------
              (Address of principal executive offices) (Zip code)

                                ROBERT M. SLOTKY
                       PROFESSIONALLY MANAGED PORTFOLIOS
                        2020 E. FINANCIAL WAY, STE. 100
                               GLENDORA, CA 91741
                               ------------------
                    (Name and address of agent for service)

                                 (414) 765-5344
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: MARCH 31, 2004
                         --------------

Date of reporting period:  MARCH 31, 2004
                           --------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                                 ANNUAL REPORT

                           (THE OSTERWEIS FUNDS LOGO)

                               THE OSTERWEIS FUND
                                       &
                                 THE OSTERWEIS
                             STRATEGIC INCOME FUND

                               For the Year Ended
                                 March 31, 2004

                               THE OSTERWEIS FUND

                                 ANNUAL REPORT
                       For the year ended March 31, 2004

April 21, 2004

Dear Shareholders,

During the first quarter of 2004, The Osterweis Fund (the "Fund") had a total return of +5.96%, compared to only +1.69% for the S&P 500 Index. The Fund's annualized total return for one-year, five years, ten years and since inception (October 1, 1993) for the periods ending March 31, 2004, were +41.39%, +12.37%, +15.16% and +14.71%, respectively, compared to +35.12%, -1.20%, +11.68% and
+10.88% in the same periods for the S&P 500 Index. We remain very proud of this longer-term record.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 236-0050. An investment should not be made solely on returns.

A combination of monetary, fiscal and exchange rate stimulus has fueled an economic expansion that should endure at least through the rest of this year.
In turn, corporate profits are improving and equity markets continue to rise in anticipation of further growth, despite the unsettling impact of Al Qaeda's action in Madrid and Israel's assassination of Sheik Ahmed Yassin. Geopolitical risks today are serious but usually after an initial reaction to some event, the market refocuses on underlying economic fundamentals.

We remain constructive on the outlook for the economy over the next twelve months. Because of strong productivity gains and the ongoing impact of globalization, inflation remains low despite accelerating economic activity. This should enable the Fed to maintain an easy money policy until after the November elections. Until the Fed shifts its stance, both the equity and bond markets should be favorable. Eventually, though, a change towards tighter money could pose a risk to the markets.

With best regards,

/s/John S. Osterweis

John S. Osterweis

The Fund may invest in foreign securities which will involve greater volatility and political, economic and currency risks and differences in accounting methods.

The S&P 500 Index is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance. This index does not incur expenses and is not available for investment.

This material must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses.

The Osterweis Fund is distributed by Quasar Distributors, LLC.  (05/04)

                               THE OSTERWEIS FUND
                       Value of $100,000 vs S&P 500 Index

          Date            The Osterweis Fund            S&P 500 Index
          ----            ------------------            -------------
         3/31/94               $100,000                   $100,000
         3/31/95               $103,910                   $115,570
         3/31/96               $120,110                   $152,668
         3/31/97               $134,042                   $182,942
         3/31/98               $195,393                   $270,754
         3/31/99               $229,001                   $320,735
         3/31/00               $373,638                   $378,275
         3/31/01               $349,800                   $296,265
         3/31/02               $339,166                   $296,976
         3/31/03               $290,157                   $223,445
         3/31/04               $410,252                   $301,919

                         Average Annual Total Return
                         Period Ended March 31, 2004

                     1 Year                       41.39%
                     5 Year                       12.37%
                     10 Year                      15.16%

This chart illustrates the performance of a hypothetical $100,000 investment made on the Fund's inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends, but does not reflect the redemption of fees.

The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies and is unmanaged. Returns include reinvested dividends.

THE OSTERWEIS FUND

SCHEDULE OF INVESTMENTS at March 31, 2004

SHARES                                                                VALUE
------                                                                -----
COMMON STOCKS: 86.3%

ADVERTISING: 2.1%
    66,650   Lamar
               Advertising Co.*<F1>                               $  2,680,663
                                                                  ------------

AIRLINES: 1.7%
   173,950   AirTran
               Holdings, Inc.*<F1>                                   2,066,526
                                                                  ------------

BANKS: 2.9%
    64,000   Wells Fargo & Co.                                       3,626,880
                                                                  ------------

BEVERAGES: 4.5%
    21,600   Anheuser-Busch
               Cos., Inc.                                            1,101,600
    64,500   Diageo Plc                                              3,410,760
    20,000   PepsiCo, Inc.                                           1,077,000
                                                                  ------------
                                                                     5,589,360
                                                                  ------------

BIOTECHNOLOGY: 2.9%
    50,400   Invitrogen Corp.*<F1>                                   3,613,176
                                                                  ------------

COMMERCIAL SERVICES: 5.6%
    57,600   First Health
               Group Corp.*<F1>                                      1,259,136
    82,800   ITT Educational
               Services, Inc.*<F1>                                   2,583,360
   268,600   ServiceMaster Co.                                       3,225,886
                                                                  ------------
                                                                     7,068,382
                                                                  ------------

ELECTRONICS: 2.9%
   210,000   Flextronics
               International Ltd.*<F1>                               3,616,200
                                                                  ------------

ENTERTAINMENT: 2.6%
   148,225   Regal Entertainment
               Group                                                 3,257,986
                                                                  ------------

HEALTHCARE PRODUCTS: 3.1%
    64,400   Bausch & Lomb Inc.                                      3,862,068
                                                                  ------------

HEALTHCARE SERVICES: 5.9%
    96,600   Laboratory Corporation
               of America Holdings*<F1>                              3,791,550
   103,000   Manor Care, Inc.                                        3,634,870
                                                                  ------------
                                                                     7,426,420
                                                                  ------------

INSURANCE: 3.6%
    52,600   Hartford Financial
               Services Group, Inc.                                  3,350,620
    20,600   Torchmark Corp.                                         1,108,074
                                                                  ------------
                                                                     4,458,694
                                                                  ------------

LODGING: 3.6%
   103,000   Station Casinos, Inc.                                   4,549,510
                                                                  ------------

MEDIA: 7.1%
   189,280   Liberty Media Corp.*<F1>                                2,072,616
   531,590   UnitedGlobalCom,
               Inc. - Class A*<F1>                                   4,513,199
    22,839   Viacom, Inc.                                              895,517
    46,800   Westwood One, Inc.*<F1>                                 1,378,260
                                                                  ------------
                                                                     8,859,592
                                                                  ------------

MINING: 3.2%
    87,100   Newmont
               Mining Corp.                                          4,061,473
                                                                  ------------

OIL & GAS SERVICES: 5.0%
    54,295   Newpark
               Resources, Inc.*<F1>                                    282,334
   132,400   Plains Exploration &
               Production Co.*<F1>                                   2,467,936
    54,100   Schlumberger Ltd.                                       3,454,285
                                                                  ------------
                                                                     6,204,555
                                                                  ------------

PACKAGING & CONTAINERS: 2.0%
   269,900   Crown
               Holdings, Inc.*<F1>                                   2,515,468
                                                                  ------------

PAPER PRODUCTS: 1.9%
    55,100   Bowater Inc.                                            2,404,013
                                                                  ------------

PHARMACEUTICALS: 5.2%
    89,600   Durect Corp.*<F1>                                         304,640
    61,200   Forest
               Laboratories, Inc.*<F1>                               4,383,144
    50,000   Wyeth                                                   1,877,500
                                                                  ------------
                                                                     6,565,284
                                                                  ------------

PIPELINES: 4.7%
    53,600   Kinder Morgan, Inc.                                     3,377,872
    50,000   Western Gas
               Resources, Inc.                                       2,542,500
                                                                  ------------
                                                                     5,920,372
                                                                  ------------

RETAIL: 4.6%
    59,000   California Pizza
               Kitchen, Inc.*<F1>                                    1,180,000
   269,600   Toys "R" Us, Inc.*<F1>                                  4,529,280
                                                                  ------------
                                                                     5,709,280
                                                                  ------------

TELECOMMUNICATIONS: 4.8%
   150,400   Motorola, Inc.                                          2,647,040
   141,000   Vodafone Group Plc                                      3,369,900
                                                                  ------------
                                                                     6,016,940
                                                                  ------------

TRANSPORTATION: 3.3%
   280,500   Laidlaw
               International Inc.*<F1>                               4,081,275
                                                                  ------------

TRUCKING & LEASING: 3.1%
   177,850   GATX Corp.                                              3,942,934
                                                                  ------------
TOTAL COMMON STOCKS
  (cost $77,401,696)                                               108,097,051
                                                                  ------------

PRINCIPAL
AMOUNT
---------
BONDS AND NOTES: 9.6%

CONVERTIBLE BONDS: 2.1%

TELECOMMUNICATIONS: 2.1%
$1,000,000   Aether Systems Inc.,
               6.00%, 3/22/05                                          985,000
 1,420,000   Lucent
               Technologies Inc.,
               8.00%, 8/1/31                                         1,698,675
                                                                  ------------
                                                                     2,683,675
                                                                  ------------

CORPORATE BONDS: 7.5%

BUSINESS EQUIPMENT: 1.4%
   790,000   Xerox Cap Europe Plc.,
               5.875%, 5/15/04                                         791,975
 1,000,000   Xerox Corp.,
               7.15%, 8/1/04                                         1,015,000
                                                                  ------------
                                                                     1,806,975
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES: 0.8%
 1,000,000   Heller Financial GE,
               7.125%, 9/28/04                                       1,028,310
                                                                  ------------

ELECTRIC: 0.4%
   500,000   CMS Energy Xtras,
               7.00%, 1/15/051<F2>                                     507,500
                                                                  ------------

MACHINERY: 3.3%
 4,000,000   Case Corp.,
               7.25%, 8/1/05                                         4,120,000
                                                                  ------------

MINING: 1.6%
 1,946,000   USEC Inc.,
               6.625%, 1/20/06                                       1,936,270
                                                                  ------------
TOTAL BONDS AND NOTES
  (cost $11,760,319)                                                12,082,730
                                                                  ------------

SHORT-TERM INVESTMENT: 3.5%
 4,394,319   Goldman Sachs
               Financial Square
               Money Market
               (cost $4,394,319)                                     4,394,319
                                                                  ------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $93,556,334):  99.4%                                       124,574,100
Other Assets less
  Liabilities:  0.6%                                                   689,584
                                                                  ------------
NET ASSETS:  100.0%                                               $125,263,684
                                                                  ------------
                                                                  ------------

*<F1> Non-income producing security.
1<F2> Restricted Security (See Note 6).

See accompanying Notes to Financial Statements.

THE OSTERWEIS FUND

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2004

ASSETS
   Investments in securities, at value
     (cost $93,556,334)                                           $124,574,100
   Receivables:
       Securities sold                                                 166,977
       Fund shares sold                                                523,544
       Dividends and interest                                          255,434
   Prepaid expenses and other assets                                    10,312
                                                                  ------------
           Total assets                                            125,530,367
                                                                  ------------

LIABILITIES
   Payables:
       Fund shares redeemed                                            102,880
       Advisory fees                                                    96,587
       Administration fees                                              24,690
       Custody fees                                                      2,089
       Fund accounting fees                                              4,329
       Transfer agent fees                                              14,426
   Accrued expenses and other liabilities                               21,682
                                                                  ------------
           Total liabilities                                           266,683
                                                                  ------------

   NET ASSETS                                                     $125,263,684
                                                                  ------------
                                                                  ------------

   Net asset value, offering and redemption price
     per share ($125,263,684/5,297,538, shares
     outstanding; unlimited number of shares
     authorized without par value)                                      $23.65
                                                                        ------
                                                                        ------

COMPONENTS OF NET ASSETS
   Paid-in capital                                                $ 94,395,451
   Accumulated net investment income                                   779,405
   Accumulated net realized loss on investments                       (929,053)
   Net unrealized appreciation on investments
     and foreign currency                                           31,017,881
                                                                  ------------
           Net assets                                             $125,263,684
                                                                  ------------
                                                                  ------------

See accompanying Notes to Financial Statements.

THE OSTERWEIS FUND

STATEMENT OF OPERATIONS For the Year Ended March 31, 2004

INVESTMENT INCOME
   Income
       Dividends (net of $8,086 foreign withholding tax)           $ 1,239,346
       Interest income                                               1,123,643
       Other income                                                      2,428
                                                                   -----------
           Total Income                                              2,365,417
                                                                   -----------
   Expenses
       Advisory fees                                                   971,920
       Administration fees                                             167,967
       Transfer agent fees                                              75,202
       Fund accounting fees                                             27,008
       Audit fees                                                       17,471
       Custody fees                                                     15,255
       Registration fees                                                14,083
       Trustee fees                                                      9,282
       Reports to shareholders                                           5,687
       Legal fees                                                        3,426
       Insurance expense                                                 4,832
       Miscellaneous                                                     6,105
                                                                   -----------
           Total expenses                                            1,318,238
                                                                   -----------
               NET INVESTMENT INCOME                                 1,047,179
                                                                   -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCY
   Net realized gain on investments
     and foreign currency                                            5,636,781
   Change in net unrealized appreciation
     on investments and foreign currency                            25,858,167
                                                                   -----------
   Net realized and unrealized
     gain on investments and foreign currency                       31,494,948
                                                                   -----------
   NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                                     $32,542,127
                                                                   -----------
                                                                   -----------

See accompanying Notes to Financial Statements.

THE OSTERWEIS FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                           YEAR ENDED          YEAR ENDED
                                                         MARCH 31, 2004      MARCH 31, 2003
                                                         --------------      --------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
   Net investment income                                  $  1,047,179         $   845,553
   Net realized gain (loss) on investments
     and foreign currency                                    5,636,781          (5,449,628)
   Change in net unrealized appreciation
     (depreciation) on investments
     and foreign currency                                   25,858,167          (6,335,845)
                                                          ------------         -----------
       Net increase (decrease) in net assets
         resulting from operations                          32,542,127         (10,939,920)
                                                          ------------         -----------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                               (1,113,366)           (194,572)

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived from
     net change in outstanding shares (a)<F3>(b)<F4>        22,259,441          13,027,303
                                                          ------------         -----------
       Total increase in net assets                         53,688,202           1,892,811
                                                          ------------         -----------

NET ASSETS
   Beginning of year                                        71,575,482          69,682,671
                                                          ------------         -----------
   End of year                                            $125,263,684         $71,575,482
                                                          ------------         -----------
                                                          ------------         -----------
   Accumulated net investment income                      $    779,405         $   845,248
                                                          ------------         -----------
                                                          ------------         -----------

(a)<F3>  Net redemption fees of $769 and $777, respectively.
(b)<F4>  A summary of capital share transactions is as follows:

                               YEAR ENDED                   YEAR ENDED
                             MARCH 31, 2004               MARCH 31, 2003
                         ---------------------         ---------------------
                         Shares          Value         Shares          Value
                         ------          -----         ------          -----
Shares sold             1,573,189      $32,314,271   1,442,735     $25,838,767
Shares issued in
  reinvestment
  of distributions         48,705        1,061,771      10,841         186,029
Shares redeemed          (558,391)     (11,116,601)   (737,189)    (12,997,493)
                        ---------      -----------    --------     -----------
Net increase            1,063,503      $22,259,441     716,387     $13,027,303
                        ---------      -----------    --------     -----------
                        ---------      -----------    --------     -----------

See accompanying Notes to Financial Statements.

THE OSTERWEIS FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

                                                                      YEAR ENDED MARCH 31,
                                                2004           2003           2002           2001           2000
                                                ----           ----           ----           ----           ----
 Net asset value,
   beginning of year                           $16.90         $19.81         $20.72         $26.93         $17.97
                                               ------         ------         ------         ------         ------

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment
   income (loss)                                 0.17           0.19           0.05           0.07          (0.10)
 Net realized and
   unrealized gain (loss)
   on investments                                6.81          (3.05)         (0.70)         (1.74)         11.04
                                               ------         ------         ------         ------         ------
 Total from
   investment operations                         6.98          (2.86)         (0.65)         (1.67)         10.94
                                               ------         ------         ------         ------         ------
 LESS DISTRIBUTIONS:
 From net
   investment income                            (0.23)         (0.05)         (0.05)         (0.01)            --
 From net realized gain                            --             --          (0.21)         (4.53)         (1.98)
                                               ------         ------         ------         ------         ------
 Total distributions                            (0.23)         (0.05)         (0.26)         (4.54)         (1.98)
                                               ------         ------         ------         ------         ------
 Paid-in capital from
   redemption fees (Note 2)                      0.00*<F5>      0.00*<F5>        --             --             --
                                               ------         ------         ------         ------         ------
 Net asset value,
   end of year                                 $23.65         $16.90         $19.81         $20.72         $26.93
                                               ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------
 Total return                                   41.39%        (14.45)%        (3.04)%        (6.38)%        63.16%

 RATIO/SUPPLEMENTAL DATA:
 Net assets,
   end of year (millions)                      $125.3          $71.6          $69.7          $52.9          $48.0

 RATIO OF EXPENSES TO AVERAGE NET ASSETS:
 Before fees waived and
   expenses absorbed                             1.36%          1.41%          1.43%          1.45%          1.45%
 After fees absorbed
   or recouped                                   1.36%          1.41%          1.43%          1.45%          1.57%

 RATIO OF NET INVESTMENT INCOME
   (LOSS) TO AVERAGE NET ASSETS:
 Before fees waived and
   expenses absorbed                             1.08%          1.23%          0.33%          0.37%         (0.36)%
 After fees waived and
   expenses absorbed                             1.08%          1.23%          0.33%          0.37%         (0.48)%
 Portfolio turnover rate                        58.34%         34.26%         48.85%         31.77%         38.58%

*<F5>  Amount is less than $0.01.

See accompanying Notes to Financial Statements.

                      THE OSTERWEIS STRATEGIC INCOME FUND

                                 ANNUAL REPORT
                       For the year ended March 31, 2004

April 23, 2004

Dear Shareholder,

During the first quarter ending March 31, 2004, The Osterweis Strategic Income Fund ("the Fund") increased 2.93%, compared to 2.65% for the Lehman Aggregate Bond Index and 3.03% for the Merrill Lynch Government and Corporate Master. We are pleased with this performance, as it was a volatile period for the bond market. We are also pleased with our longer record, as the Fund's annualized total return for one year and since inception (August 30, 2002) for the periods ending March 31, 2004, were 16.16% and 14.66%, respectively, compared to 5.40% and 6.40% for the Lehman Aggregate Bond Index and 6.03% and 7.29% for the Merrill Lynch U.S. Corporate & Government Master Index in the same periods.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 236-0050. An investment should not be made solely on returns.

We have positioned the Fund defensively with regard to interest rates by keeping the duration short. We also positioned the Fund to take advantage of a strengthening economy by increasing our allocation to improving high-yield credits and convertibles. As a result, in January, our high-yield and convertible securities did well, in tandem with the buoyant equity markets. While February was generally uneventful, March was a volatile month. Interest rate declines and weak equity markets in early March caused the Fund to lag other mutual funds that held longer dated bonds. However, the Fund recovered nicely in the second half of the month as interest rates started to rise and the stocks resumed their climb.

Although the Fed Funds rate remains at 1.00%, longer rates experienced quite a bit of volatility. For example, the 10-year Treasury bond started the year with a yield of 4.25%, which declined to 3.68% by March 16th. It then reversed course, rising to 3.90% at the end of March and continuing up to 4.22% as of April 5th. Although such volatility in the bond market is not unprecedented, we think it can be largely attributed to an uncertain and muted employment outlook, and subdued reported inflation. Our views on employment and interest rates lead us to expect that interest rates will continue to rise as the economic recovery gains momentum.

Considering a longer view on employment growth shows that this cycle is not as aberrational as those citing lost manufacturing jobs as their prima facie evidence would have us believe. If we use the Bureau of Labor Statistics ("BLS") data on year-over-year net change in employment, we can see that although the duration of this downturn has been longer than past recessions, it is following the historical pattern.

                    NATIONAL EMPLOYMENT, HOURS AND EARNINGS

Year    Jan      Feb       Mar      Apr       May      Jun      Jul       Aug      Sep      Oct       Nov      Dec     Annual
----    ---      ---       ---      ---       ---      ---      ---       ---      ---      ---       ---      ---     ------
1970   1738      1604     1547      1276       794      392      325       -73       31     -600      -679     -450
1971   -310      -497     -594      -311       125      225      261       436      671     1123      1435     1318
1972   1579      1847     2086      2126      2220     2507     2393      2769     2648     3030      3121     3162
1973   3175      3365     3341      3293      3179     3126     3202      3029     3013     2933      2944     2765
1974   2484      2236     2009      1928      1901     1716     1723      1453     1333     1022       350     -378
1975   -807     -1334    -1646     -1921     -1924    -2083    -1866     -1465    -1382    -1092      -580      360
1976   1209      1898     2400      2830      2688     2857     2778      2550     2660     2370      2558     2431
1977   2186      2170     2342      2437      2778     3112     3290      3370     3640     3889      3936     3960
1978   3903      3961     4070      4433      4420     4463     4369      4407     4086     4160      4218     4266
1979   4216      4106     4019      3255      3281     3157     3009      2815     2705     2526      2183     1995
1980   1989      1825     1511      1428       625      -13     -382      -204     -118        5       167      267
1981    231       219      211       430       871     1387     1762      1466     1266      886       421      -52
1982   -474      -547     -780     -1135     -1190    -1629    -2084     -2206    -2300    -2477     -2392    -2128
1983  -1576     -1648    -1346      -789      -467      154      915       765     2060     2608      3084     3454
1984   3676      4233     4335      4422      4453     4454     4348      4897     4094     4109      4106     3877
1985   3696      3341     3412      3244      3210     2976     2853      2805     2698     2599      2459     2500
1986   2357      2340     2087      2080      1931     1693     1822      1742     1884     1884      1861     1897
1987   1945      2070     2226      2376      2478     2742     2770      2827     2710     3015      3060     3150
1988   3073      3293     3320      3227      3227     3419     3296      3247     3358     3134      3242     3237
1989   3405      3211     3127      3055      2946     2700     2516      2442     2351     2194      2132     1938
1990   2011      2006     2035      1896      1927     1829     1743      1492     1159      884       461      309
1991   -146      -699    -1076     -1327     -1598    -1537    -1540     -1317    -1200    -1028      -940     -857
1992   -685      -456     -241       132       381      357      481       599      603      768       970     1157
1993   1412      1720     1615      1766      1912     2020     2246      2268     2471     2577      2696     2785
1994   2748      2703     3217      3267      3333     3479     3538      3682     3796     3723      3885     3853
1995   3904      3923     3675      3481      3133     3050     2762      2737     2622     2565      2284     2154
1996   1815      2039     2074      2076      2414     2458     2615      2540     2519     2608      2756     2793
1997   3040      2899     2961      3087      3020     2995     3043      2833     3121     3222      3237     3358
1998   3397      3288     3119      3106      3245     3204     3049      3411     3126     2979      2957     3003
1999   2848      3059     3035      3139      2952     3004     3178      3016     2982     3212      3222     3172
2000   3253      3003     3372      3298      3315     3033     2898      2677     2579     2187      2075     1905
2001   1658      1616     1138       559       329      204      -71      -184     -540     -931     -1446    -1782
2002  -1894     -2088    -2060     -1857     -1856    -1681    -1677     -1525    -1305     -861      -566     -563
2003   -304      -373     -526      -478      -508     -547     -481      -517     -403     -398      -278      -61
2004      4       209(p)   627(p)

  Source: Retrieved from U.S. Department of Labor, Bureau of Labor Statistics

We believe the underlying strength in the economy will be reflected in an improving job picture.

Regarding inflation, the government is in the unfortunate position of not being able to accurately report current numbers. This is due to the fact that the BLS is in the process of transitioning the "basis for it's industry classification from the 1987 Standard Industry Classification (SIC) system to the North American Industry Classification System (NAICS)," which will encompass data from Mexico and Canada. For several months, this transition has caused reporting delays in Producer Price Index ("PPI") data.

Furthermore, PPI numbers that have been reported are distorted by inaccurate commodity data. The BLS removed the offending commodity series from its last release of the PPI, and will continue to do so for the next three months. The commodity series include "all commodities, farm products and processed foods and feeds, industrial commodities, and all commodities except farm products" which, anecdotal evidence suggests, have mostly experienced price increases. Accordingly, the BLS intends to revise January through May PPI numbers with a four-month lag. This lack of timely and accurate PPI data may be misleading the general public into believing that inflation is lower than it is in reality.

Given that we have some evidence that employment may be rebounding and that inflation may be rising, we have not altered our defensive posture on rates. We remain focused on shorter duration paper, convertible securities of companies with improving fundamentals, and slightly longer dated (2-4 year) debt of companies with stronger or improving credit profiles. Once again, we still anticipate that interest rates will move higher as we approach year-end and have positioned the portfolio accordingly.

Yours truly,

/s/Carl P. Kaufman

Carl P. Kaufman

The Fund may invest in foreign securities which will involve greater volatility and political, economic and currency risks and differences in accounting methods.

The Lehman Aggregate Bond Index and the Merrill Lynch U.S. Corporate & Government Master Index are unmanaged indices which are regarded as standards for measuring the U.S. bond market in general, and are provided for comparison purposes. These indices do not incur expenses and are not available for investment.

This material must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses.

The Osterweis Strategic Income Fund is distributed by Quasar Distributors, LLC. (05/04)

                      THE OSTERWEIS STRATEGIC INCOME FUND
                Value of $100,000 vs Lehman Aggregate Bond Index

    Date     The Osterweis Strategic Income Fund    Lehman Aggregate Bond Index
    ----     -----------------------------------    ---------------------------
  8/30/2002                $100,000                          $100,000
  9/30/2002                 $99,500                          $101,620
 12/31/2002                $103,551                          $103,215
  3/31/2003                $106,949                          $104,650
  6/30/2003                $113,586                          $107,266
  9/30/2003                $115,836                          $107,112
 12/31/2003                $120,694                          $107,455
  3/31/2004                $124,230                          $110,306

                          Average Annual Total Return
                          Period Ended March 31, 2004

                    1 Year                            16.16%
                    Since Inception (8/30/02)         14.66%

This chart illustrates the performance of a hypothetical $100,000 investment made on the Fund's inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends, but does not reflect the redemption of fees.

Lehman Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupons, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.

THE OSTERWEIS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS at March 31, 2004

SHARES                                                                VALUE
------                                                                -----
COMMON & PREFERRED STOCKS: 5.5%

COMMERCIAL SERVICES: 0.7%
     25,000    ServiceMaster Co.                                   $   300,250
                                                                   -----------

RETAIL: 3.1%
     28,500    Toys "R" Us, Inc., Pfd.                               1,364,580
                                                                   -----------

TELECOMMUNICATIONS: 1.7%
     16,000    Motorola, Inc., Pfd.                                    776,960
                                                                   -----------

TOTAL COMMON &
  PREFERRED STOCKS
  (cost $1,992,299)                                                  2,441,790
                                                                   -----------

PRINCIPAL
AMOUNT
---------
BONDS AND NOTES: 89.8%

CONVERTIBLE BONDS: 50.8%

BIOTECHNOLOGY: 0.6%
 $  250,000    Invitrogen Corp.,
                 2.25%, 12/15/06                                       270,000
                                                                   -----------

COMMERCIAL SERVICES: 1.2%
    500,000    NCO Group Inc.,
                 4.75%, 4/15/06                                        524,375
                                                                   -----------

COMPUTERS: 4.3%
  1,500,000    Bisys Group Inc.,
                 4.00%, 3/15/06                                      1,507,500
    370,000    Mentor Graphics
                 Corp., 6.875%,
                 6/15/07                                               415,788
                                                                   -----------
                                                                     1,923,288
                                                                   -----------

DIVERSIFIED FINANCIAL SERVICES: 4.8%
  2,100,000    E*Trade
                 Financial Corp.,
                 6.00%, 2/1/07                                       2,149,875
                                                                   -----------

ELECTRICAL COMPONENTS & EQUIPMENT: 2.3%
    500,000    Advanced Energy
                 Industries Inc.,
                 5.00%, 9/1/06                                         513,125
    500,000    Advanced Energy
                 Industries Inc.,
                 5.25%, 11/15/06                                       501,250
                                                                   -----------
                                                                     1,014,375
                                                                   -----------

ELECTRONICS: 8.6%
  1,600,000    Electro Scientific
                 Industries Inc.,
                 4.25%, 12/21/06                                     1,628,000
  1,375,000    FEI Co.,
                 5.50%, 8/15/08                                      1,399,063
    600,000    Flextronics
                 International Ltd.,
                 1.00%, 8/1/10                                         802,500
                                                                   -----------
                                                                     3,829,563
                                                                   -----------

ENTERTAINMENT: 0.7%
    250,000    Regal Entertainment
                 Group, 3.75%,
                 5/15/081<F6>                                          291,562
                                                                   -----------

HEALTHCARE SERVICES: 3.0%
  1,310,000    Province
                 Healthcare Co.,
                 4.50%, 11/20/05                                     1,316,550
                                                                   -----------

HOUSEHOLD PRODUCTS: 1.4%
    500,000    Church & Dwight
                 Co. Inc.,
                 5.25%, 8/15/331<F6>                                   611,250
                                                                   -----------

INSURANCE: 1.8%
    750,000    Ohio Casualty Corp.,
                 5.00%, 3/19/22                                        799,687
                                                                   -----------

MACHINERY: 0.5%
    213,000    Robbins & Myers Inc.,
                 8.00%, 1/31/08                                        224,182
                                                                   -----------

SEMICONDUCTORS: 7.8%
    750,000    Axcelis Technologies,
                 Inc., 4.25%, 1/15/07                                  750,000
  1,500,000    GlobespanVirata, Inc.,
                 5.25%, 5/15/06                                      1,513,125
    500,000    LSI Logic Corp.,
                 4.00%, 11/1/06                                        490,625
    700,000    PMC Sierra Inc.,
                 3.75%, 8/15/06                                        695,625
                                                                   -----------
                                                                     3,449,375
                                                                   -----------

SOFTWARE: 1.1%
    500,000    Aspen Technology
                 Inc., 5.25%, 6/15/05                                  492,500
                                                                   -----------

TELECOMMUNICATIONS: 12.7%
  1,685,000    Aether Systems Inc.,
                 6.00%, 3/22/05                                      1,659,725
  1,000,000    CommScope Inc.,
                 4.00%, 12/15/06                                     1,017,500
    500,000    Lucent Technologies
                 Inc., 8.00%, 8/1/31                                   598,125
    350,000    Nortel Networks Corp.,
                 4.25%, 9/1/08                                         355,688
  1,650,000    PTEK Holdings, Inc.,
                 5.75%, 7/1/04                                       1,637,625
    250,000    RF Micro Devices Inc.,
                 1.50%, 7/1/10                                         338,125
                                                                   -----------
                                                                     5,606,788
                                                                   -----------

CORPORATE BONDS: 39.0%

AIRLINES: 4.4%
  2,000,000    America West
                 Airlines, Inc.,
                 10.75%, 9/1/05                                      1,967,500
                                                                   -----------

BUSINESS EQUIPMENT: 1.2%
    500,000    Xerox Corp.,
                 7.15%, 8/1/04                                         507,500
                                                                   -----------

COMMERCIAL SERVICES: 2.2%
    960,000    KinderCare Learning
                 Centers Inc.,
                 9.50%, 2/15/09                                        975,197
                                                                   -----------

DIVERSIFIED FINANCIAL SERVICES: 2.2%
    200,000    GATX Capital Corp.,
                 6.875%, 12/15/06                                      215,573
    250,000    LaBranche & Co. Inc.,
                 9.50%, 8/15/04                                        253,125
    500,000    NBC Acquisition
                 Corp., 10.75%,
                 2/15/09                                               518,125
                                                                   -----------
                                                                       986,823
                                                                   -----------

ELECTRIC: 4.5%
    865,000    CMS Energy Corp.,
                 7.625%, 11/15/04                                      887,706
  1,105,000    CMS Energy Xtras,
                 7.00%, 1/15/052<F7>                                 1,121,575
                                                                   -----------
                                                                     2,009,281
                                                                   -----------

ELECTRONICS: 1.8%
    750,000    Knowles Electronics
                 Inc., 13.125%,
                 10/15/09                                              791,250
                                                                   -----------

ENVIRONMENTAL CONTROL: 0.5%
    200,000    Waste Management
                 Inc., 7.00%,
                 10/1/04                                               204,829
                                                                   -----------

FOOD: 2.6%
  1,150,000    Di Giorgio Corp.,
                 10.00%, 6/15/07                                     1,144,250
                                                                   -----------

HEALTHCARE SERVICES: 1.7%
    750,000    Tenet Healthcare
                 Corp., 8.00%,
                 1/15/05                                               742,500
                                                                   -----------

MACHINERY: 2.3%
  1,000,000    Case Corp.,
                 7.25%, 8/1/05                                       1,030,000
                                                                   -----------

METAL PROCESSORS: 1.7%
    750,000    The Timken Co.,
                 6.75%, 8/21/06                                        771,700
                                                                   -----------

MINING: 4.2%
  1,869,000    USEC Inc.,
                 6.625%, 1/20/06                                     1,859,655
                                                                   -----------

PIPELINES: 0.6%
    250,000    Transcontinental Gas
                 Pipe Line Corp.,
                 6.125%, 1/15/05                                       256,250
                                                                   -----------

TELECOMMUNICATIONS: 4.8%
  1,260,000    Lucent
                 Technologies Inc.,
                 7.25%, 7/15/06                                      1,319,850
  1,000,000    MCI
                 Communications
                 Corp., 0.00%,
                 6/15/273<F8>                                          795,000
                                                                   -----------
                                                                     2,114,850
                                                                   -----------

TRANSPORTATION: 4.3%
  1,802,000    Sea Containers Ltd.,
                 12.50%, 12/1/04                                     1,808,758
     10,000    Sea Containers Ltd.,
                 13.00%, 7/1/06                                         10,700
     75,000    Sea Containers Ltd.,
                 10.75%, 10/15/06                                       78,656
                                                                   -----------
                                                                     1,898,114
                                                                   -----------
TOTAL BONDS AND NOTES
  (cost $38,356,828)                                                39,763,069
                                                                   -----------

SHORT-TERM INVESTMENT: 3.8%
  1,664,748    Goldman Sachs
                 Financial Square
                 Money Market
                 (cost $1,664,748)                                   1,664,748
                                                                   -----------
TOTAL INVESTMENTS IN SECURITIES
  (cost $42,013,875):  99.1%                                        43,869,607
Other Assets less
  Liabilities:  0.9%                                                   381,025
                                                                   -----------
NET ASSETS:  100.0%                                                $44,250,632
                                                                   -----------
                                                                   -----------

1<F6> Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified, institutional buyers. At March 31, 2004, the value of these securities amounted to $902,812 or 2.0% of net assets.
2<F7>  Restricted Security (See Note 5).
3<F8> Bond is currently in default and not paying a coupon. The stated coupon rate is 7.125%.

See accompanying Notes to Financial Statements.

THE OSTERWEIS STRATEGIC INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2004

ASSETS
   Investments in securities, at value
     (cost $42,013,875)                                            $43,869,607
   Receivables:
       Dividends and interest                                          555,656
   Prepaid expenses                                                      3,621
                                                                   -----------
           Total assets                                             44,428,884
                                                                   -----------

LIABILITIES
   Payables:
       Securities purchased                                             19,204
       Fund shares redeemed                                             18,942
       Distributions                                                    69,671
       Advisory fees                                                    34,268
       Administration fees                                               7,315
       Custody fees                                                        730
       Fund accounting fees                                              7,217
       Transfer agent fees                                               4,576
   Accrued expenses and other liabilities                               16,329
                                                                   -----------
           Total liabilities                                           178,252
                                                                   -----------

   NET ASSETS                                                      $44,250,632
                                                                   -----------
                                                                   -----------

   Net asset value, offering and redemption price
     per share ($44,250,632/3,917,409, shares
     outstanding; unlimited number of shares
     authorized without par value)                                      $11.30
                                                                        ------
                                                                        ------

COMPONENTS OF NET ASSETS
   Paid-in capital                                                 $41,954,483
   Accumulated net investment income                                     5,888
   Accumulated net realized gain on investments                        434,529
   Net unrealized appreciation on investments                        1,855,732
                                                                   -----------
           Net assets                                              $44,250,632
                                                                   -----------
                                                                   -----------

See accompanying Notes to Financial Statements.

THE OSTERWEIS STRATEGIC INCOME FUND

STATEMENT OF OPERATIONS For the Year Ended March 31, 2004

INVESTMENT INCOME
   Income
       Interest                                                     $2,090,108
       Dividends                                                       119,234
                                                                    ----------
           Total Income                                              2,209,342
                                                                    ----------
   Expenses
       Advisory fees                                                   307,445
       Administration fees                                              61,716
       Fund accounting fees                                             44,217
       Transfer agent fees                                              25,879
       Registration fees                                                20,617
       Audit fees                                                       13,141
       Custody fees                                                      6,238
       Trustee fees                                                      6,167
       Legal fees                                                        4,737
       Insurance expense                                                 1,186
       Miscellaneous                                                     2,416
                                                                    ----------
           Total expenses                                              493,759
           Less:  fees waived                                          (32,591)
                                                                    ----------
           Net expenses                                                461,168
                                                                    ----------
               NET INVESTMENT INCOME                                 1,748,174
                                                                    ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments                                    952,930
   Change in net unrealized
     appreciation on investments                                     1,595,741
                                                                    ----------
   Net realized and unrealized gain on investments                   2,548,671
                                                                    ----------
   NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                                      $4,296,845
                                                                    ----------
                                                                    ----------

See accompanying Notes to Financial Statements.

THE OSTERWEIS STRATEGIC INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEAR ENDED            PERIOD ENDED
                                                             MARCH 31, 2004      MARCH 31, 2003*<F11>
                                                             --------------      --------------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
   Net investment income                                        $ 1,748,174         $   305,399
   Net realized gain on investments                                 952,930              68,298
   Change in net unrealized
     appreciation on investments                                  1,595,741             259,991
                                                                -----------         -----------
       Net increase in net assets
         resulting from operations                                4,296,845             633,688
                                                                -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                    (1,749,413)           (298,272)
   From net realized gain                                          (582,805)             (3,894)
                                                                -----------         -----------
       Total distributions to shareholders                       (2,332,218)           (302,166)
                                                                -----------         -----------

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived from
     net change in outstanding shares (a)<F9>(b)<F10>            29,332,800          12,621,683
                                                                -----------         -----------
       Total increase in net assets                              31,297,427          12,953,205
                                                                -----------         -----------

NET ASSETS
   Beginning of period                                           12,953,205                  --
                                                                -----------         -----------
   End of period                                                $44,250,632         $12,953,205
                                                                -----------         -----------
                                                                -----------         -----------
   Accumulated net investment income                            $     5,888         $     7,127
                                                                -----------         -----------
                                                                -----------         -----------

(a)<F9>   Net of redemption fees of $0 and $162, respectively.
(b)<F10>  A summary of capital share transactions is as follows:

                              YEAR ENDED                   PERIOD ENDED
                            MARCH 31, 2004             MARCH 31, 2003*<F11>
                         --------------------         ---------------------
                         Shares         Value         Shares          Value
                         ------         -----         ------          -----
Shares sold            2,860,129     $31,397,205     1,304,788     $13,280,223
Shares issued in
  reinvestment
  of distributions       187,582       2,077,284        27,005         279,644
Shares redeemed         (371,802)     (4,141,689)      (90,293)       (938,184)
                       ---------     -----------     ---------     -----------
Net increase           2,675,909     $29,332,800     1,241,500     $12,621,683
                       ---------     -----------     ---------     -----------
                       ---------     -----------     ---------     -----------

*<F11>  Fund commenced operations on August 30, 2002.

See accompanying Notes to Financial Statements.

THE OSTERWEIS STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

                                                  YEAR ENDED         PERIOD ENDED
                                                MARCH 31, 2004   MARCH 31, 2003*<F12>
                                                --------------   --------------------
Net asset value, beginning of period                $10.43              $10.00
                                                    ------              ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                 0.59                0.26
Net realized and unrealized
  gain on investments                                 1.05                0.43
                                                    ------              ------
Total from investment operations                      1.64                0.69
                                                    ------              ------

LESS DISTRIBUTIONS:
From net investment income                           (0.59)              (0.26)
From net realized gain                               (0.18)                 --
                                                    ------              ------
Total distributions                                  (0.77)              (0.26)
                                                    ------              ------
Paid-in capital from
  redemption fees (Note 2)                              --                0.00**<F13>
                                                    ------              ------
Net asset value, end of period                      $11.30              $10.43
                                                    ------              ------
                                                    ------              ------
Total return                                         16.16%               6.95%^<F14>

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (millions)                 $44.3               $13.0

RATIO OF EXPENSES TO AVERAGE
  NET ASSETS:
Before fees waived and expenses absorbed              1.60%               2.92%+<F15>
After fees absorbed or recouped                       1.50%               1.50%+<F15>

RATIO OF NET INVESTMENT INCOME
  TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed              5.58%               4.51%+<F15>
After fees waived and expenses absorbed               5.68%               5.93%+<F15>
Portfolio turnover rate                              75.42%              60.91%^<F14>

 *<F12>   Fund commenced operations on August 30, 2002.
**<F13>   Amount is less than $0.01.
 ^<F14>   Not annualized.
 +<F15>   Annualized.

See accompanying Notes to Financial Statements.

                              THE OSTERWEIS FUNDS

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

     The Osterweis Fund and The Osterweis Strategic Income Fund (the "Funds") are diversified and non-diversified series, respectively, of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The investment objective of The Osterweis Fund is to attain long-term total returns by investing primarily in equity securities. The investment objective of The Osterweis Strategic Income Fund is to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation. The Osterweis Funds began operations on October 1, 1993 and August 30, 2002, respectively.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States.

     A. Security Valuation. Securities traded on a national securities exchange are valued at the last reported sales price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded on Nasdaq shall be valued using the Nasdaq Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities that are not traded on Nasdaq shall be valued at the most recent trade price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. Foreign Currency. Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Funds include foreign exchange gains and losses from dividend receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on investments and foreign currency. The Funds do not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized and unrealized gain (loss) on investments and foreign currency.

     C. Federal Income Taxes. The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required.

     D. Security Transactions, Investment Income and Distributions. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a specific identification basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Bond premiums and discounts are amortized using the interest method.

     E. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     F. Share Valuation. The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds' shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund's net asset value per share. The Funds charge a 2.00% redemption fee on shares held less than thirty days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Both Funds will retain the fee charged as paid-in capital and such fees become part of that Fund's daily NAV calculation.

     G. Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2004, The Osterweis Fund decreased accumulated net realized loss on investments and foreign currency by $344 and increased accumulated net investment income by $344.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     For the year ended March 31, 2004, investment advisory services were provided to The Osterweis Fund by Osterweis Capital Management, Inc. and to The Osterweis Strategic Income Fund by Osterweis Capital Management, LLC (the "Advisers") under separate Investment Advisory Agreements. The Advisers furnish all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for their services, the Advisers are entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of each Fund. For the year ended March 31, 2004, The Osterweis Fund and The Osterweis Strategic Income Fund incurred $971,920 and $307,445, respectively, in Advisory fees. Additionally, Osterweis Capital Management, LLC has contractually waived fees of $32,591 in order to limit the total operating expenses to 1.50% for The Osterweis Strategic Income Fund. The contract's term is indefinite and may be terminated only by the Board of Trustees. The Adviser is permitted to seek reimbursement from The Osterweis Strategic Income Fund, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after such payment. Reimbursed expenses subject to potential recovery by year of expiration are as follows:

          Year of Expiration               Amount
          ------------------               ------
          March 31, 2006                   $73,088
          March 31, 2007                    32,591

     U.S. Bancorp Fund Services, LLC ("USBFS"), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds' Administrator and, in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds' Fund Accountant, Transfer Agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of Funds' expenses and reviews the Funds' expense accruals.

     For its services, the Administrator receives a monthly fee at the following annual rate:

          Under $15 million             $30,000
          $15 to $50 million            0.20% of average daily net assets
          $50 to $100 million           0.15% of average daily net assets
          $100 to $150 million          0.10% of average daily net assets
          Over $150 million             0.05% of average daily net assets

     For the year ended March 31, 2004, The Osterweis Fund and The Osterweis Strategic Income Fund incurred Administration fees of $167,967 and $61,716, respectively. Quasar Distributors, LLC, serves as principal underwriter for shares of both The Osterweis Fund and The Osterweis Strategic Income Fund, and acts as each Fund's distributor in a continuous public offering of each Fund's shares. U.S. Bank, N.A. serves as the Funds' custodian (the "Custodian"). Both the Distributor and Custodian are affiliates of the Administrator.

     Certain officers of the Trust are also officers and/or directors of the Administrator and Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     For the year ended March 31, 2004, the cost of purchases and the proceeds from sales of securities, other than U.S. Government and Government Agency obligations and short-term investments, for The Osterweis Fund and The Osterweis Strategic Income Fund were $73,052,341 and $48,112,092, and $42,421,834 and
$17,768,537, respectively.

     During the year ended March 31, 2004, the cost of purchases and the proceeds from sales of U.S. Government and Government Agency obligations, excluding short-term investments, for The Osterweis Fund were $0 and $1,800,000, respectively. The cost of purchases and the proceeds from the sales of U.S. Government and Government Agency obligations, excluding short-term investments, for The Osterweis Strategic Income Fund were $342,857 and $1,342,857, respectively.

NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

     On December 19, 2003, a distribution of $0.2262 per share was declared for The Osterweis Fund. The dividend was paid on December 19, 2003, to shareholders of record on December 18, 2003. The tax character of distributions paid during 2003 and 2004 was as follows:

                                      Year Ended March 31,
                                      2004            2003
                                      ----            ----
     Distributions paid from:
          Ordinary income          $1,113,366       $194,572

     On June 30, 2003, a distribution of $0.1573 per share was declared for The Osterweis Strategic Income Fund. The dividend was paid on June 30, 2003, to shareholders of record on June 27, 2003. On September 30, 2003, a distribution of $0.1563 per share was declared. The dividend was paid on September 30, 2003, to shareholders of record on September 29, 2003. On December 31, 2003, a distribution of $0.3605 per share was declared for The Osterweis Strategic Income Fund. The dividend was paid on December 31, 2003, to shareholders of record on December 30, 2003. On March 31, 2004, a distribution of $0.1046 per share was declared. The dividend was paid on March 31, 2004, to shareholders of record on March 30, 2004. The tax character of distributions paid during 2003 and 2004 was as follows:

                                      Year Ended March 31,
                                      2004            2003
                                      ----            ----
     Distributions paid from:
          Ordinary income          $2,330,641       $302,166
          Long-term capital gain        1,577             --

     As of March 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                             Osterweis      Osterweis Strategic
                                                Fund            Income Fund
                                             ---------      -------------------
       Cost of investments                  $93,556,334         $42,219,477
                                            -----------         -----------

       Gross tax unrealized appreciation     31,102,003           1,667,877
       Gross tax unrealized depreciation        (84,237)            (17,747)
                                            -----------         -----------
       Net tax unrealized appreciation      $31,017,766         $ 1,650,130
                                            -----------         -----------
                                            -----------         -----------

       Undistributed ordinary income        $   779,405         $   547,966
       Undistributed long-term capital gain           0              98,053
                                            -----------         -----------
       Total distributable earnings         $   779,405         $   646,019
                                            -----------         -----------
                                            -----------         -----------

       Other accumulated gains/(losses)     $  (928,938)        $         0
                                            -----------         -----------
       Total accumulated earnings/(losses)  $30,868,233         $ 2,296,149
                                            -----------         -----------
                                            -----------         -----------

     At March 31, 2004, The Osterweis Fund had a net capital loss carryforward of $929,053 which expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

     The difference between the book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax treatment of certain hybrid debt instruments.

NOTE 6 - INVESTMENTS IN RESTRICTED SECURITIES

     Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Funds may invest in restricted securities that are consistent with a Fund's investment objective and investment strategies. A Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more than 15% of the Fund's net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. As of March 31, 2004, the Funds were invested in the following restricted security:

THE OSTERWEIS FUND

                      ACQUISITION      PRINCIPAL                                 % NET
SECURITY                 DATE           AMOUNT         COST         VALUE       ASSETS
--------              -----------      ---------       ----         -----       ------
CMS Energy Xtras,
7.00%, 1/15/05          9/09/03        $500,000      $498,550      $507,500      0.4%

THE OSTERWEIS STRATEGIC INCOME FUND

                      ACQUISITION      PRINCIPAL                                 % NET
SECURITY                 DATE           AMOUNT         COST         VALUE       ASSETS
--------              -----------      ---------       ----         -----       ------
CMS Energy Xtras,
7.00%, 1/15/05          9/09/03        $250,000      $249,275      $253,750      0.6%
CMS Energy Xtras,
7.00%, 1/15/05          9/29/03        $250,000      $249,800      $253,750      0.6%
CMS Energy Xtras,
7.00%, 1/15/05          1/30/04        $250,000      $254,900      $253,750      0.6%
CMS Energy Xtras,
7.00%, 1/15/05          3/19/04        $355,000      $361,816      $360,325      0.8%

FEDERAL TAX INFORMATION (Unaudited)

The Osterweis Fund and The Osterweis Strategic Income Fund designate 94.54% and 1.38%, respectively, of the dividends declared from net investment income during the year ended March 31, 2004 as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

For the year ended March 31, 2004, 70.5% and 1.4% of the ordinary distributions paid by The Osterweis Fund and The Osterweis Strategic Income Fund, respectively, qualify for the dividend received deduction available to corporate shareholders.

INFORMATION ABOUT PROXY VOTING (Unaudited)

Information regarding how The Osterweis Funds vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at
(866) 236-0050 or by accessing the Funds' website at www.osterweis.com and the
                                                     -----------------
SEC's website at www.sec.gov. Information regarding how the Funds voted proxies
                 -----------
relating to portfolio securities during the twelve months ending June 30, 2004 will be available after August 31, 2004.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of
The Osterweis Funds and the
Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities of The Osterweis Fund and The Osterweis Strategic Income Fund, each a series of shares of Professionally Managed Portfolios, including the schedule of investments, as of March 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years or one year and the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of The Osterweis Fund for each of the three years in the period ended March 31, 2002 were audited by other auditors whose report dated May 13, 2002 expressed an unqualified opinion on that statement and the financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2004 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Osterweis Fund and The Osterweis Strategic Income Fund as of March 31, 2004, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the two years or one year and period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                             TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
April 23, 2004

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. Unless noted otherwise, each person has held the position listed for a minimum of five years. The SAI includes additional information about the Funds' officers and trustees and is available, without charge, upon request.

                                                        INDEPENDENT TRUSTEES
                                                        --------------------

                                        TERM OF         PRINCIPAL                         # OF FUNDS      OTHER
                          POSITION      OFFICE AND      OCCUPATION                        IN COMPLEX      DIRECTORSHIPS
NAME, AGE                 HELD WITH     LENGTH OF       DURING PAST                       OVERSEEN BY     HELD BY
AND ADDRESS               THE TRUST     TIME SERVED     FIVE YEARS                        TRUSTEE         TRUSTEE
-----------               ---------     -----------     -----------                       -----------     -------------
Dorothy A. Berry          Chairman      Indefinite      Talon Industries                      2           Not
(Born 1943)               and           Term            (administrative,                                  Applicable
2020 E. Financial Way     Trustee                       management & business
Suite 100                               Since           consulting); formerly
Glendora, CA 91741                      May 1991        Chief Operating Officer,
                                                        Integrated Assets
                                                        Management (investment
                                                        advisor and manager) and
                                                        formerly President, Value
                                                        Line, Inc., (investment
                                                        advisory & financial
                                                        publishing firm).

Wallace L. Cook           Trustee       Indefinite      Retired; formerly Senior              2           Not
(Born 1939)                             Term            Vice President, Rockefeller                       Applicable
2020 E. Financial Way                                   Trust Co.; Financial
Suite 100                               Since           Counselor, Rockefeller
Glendora, CA  91741                     May 1991        & Co.

Carl A. Froebel           Trustee       Indefinite      Private Investor;  formerly           2           Not
(Born 1938)                             Term            Managing Director,                                Applicable
2020 E. Financial Way                                   Premier Solutions, Ltd.;
Suite 100                               Since           formerly President and
Glendora, CA 91741                      May 1991        Founder, National
                                                        Investor Data Services,
                                                        Inc. (investment related
                                                        computer software).

Rowley W.P. Redington     Trustee       Indefinite      President; Intertech                  2           Not
(Born 1944)                             Term            Computer Services Corp.                           Applicable
2020 E. Financial Way                                   (consumer electronics
Suite 100                               Since           and computer service and
Glendora, CA 91741                      May 1991        marketing); formerly Vice
                                                        President, PRS of New
                                                        Jersey, Inc. (management
                                                        consulting), and Chief
                                                        Executive Officer, Rowley
                                                        Associates (consultants).

                                                  INTERESTED TRUSTEES AND OFFICERS
                                                  --------------------------------

                                        TERM OF         PRINCIPAL                         # OF FUNDS      OTHER
                          POSITION      OFFICE AND      OCCUPATION                        IN COMPLEX      DIRECTORSHIPS
NAME, AGE                 HELD WITH     LENGTH OF       DURING PAST                       OVERSEEN BY     HELD BY
AND ADDRESS               THE TRUST     TIME SERVED     FIVE YEARS                        TRUSTEE         TRUSTEE
-----------               ---------     -----------     -----------                       -----------     -------------
Steven J. Paggioli        Trustee       Indefinite      Consultant, U.S. Bancorp              2           Trustee,
(Born 1950)                             Term            Fund Services, LLC since                          Managers
2020 E. Financial Way                                   July, 2001; formerly                              Funds
Suite 100                               Since           Executive Vice President,
Glendora, CA 91741                      May 1991        Investment Company
                                                        Administration, LLC
                                                        ("ICA") (mutual fund
                                                        administrator and the
                                                        Fund's former administrator).

Robert M. Slotky          President     Indefinite      Vice President, U.S.                              Not
(Born 1947)                             Term            Bancorp Fund Services,                            Applicable
2020 E. Financial Way                                   LLC since July, 2001;
Suite 100                               Since           formerly, Senior Vice
Glendora, CA  91741                     August 2002     President, ICA (May
                                                        1997-July 2001); former
                                                        instructor of accounting
                                                        at California State
                                                        University-Northridge (1997).

Eric W. Falkeis           Treasurer     Indefinite      Vice President, U.S.                              Not
(Born 1973)                             Term            Bancorp Fund Services,                            Applicable
615 E. Michigan St.                                     LLC since 1997; Chief
Milwaukee, WI  53202                    Since           Financial Officer, Quasar
                                        August 2002     Distributors, LLC, since
                                                        2000.

Chad E. Fickett           Secretary     Indefinite      Assistant Vice President,                         Not
(Born 1973)                             Term            U.S. Bancorp Fund                                 Applicable
615 E. Michigan St.                                     Services, LLC since July,
Milwaukee, WI  53202                    Since           2000.
                                        March 2002

                                    Advisers
                       OSTERWEIS CAPITAL MANAGEMENT, INC.
                       OSTERWEIS CAPITAL MANAGEMENT, LLC
                         One Maritime Plaza, Suite 800
                            San Francisco, CA  94111

                                  Distributor
                            QUASAR DISTRIBUTORS, LLC
                            615 East Michigan Street
                              Milwaukee, WI  53202

                                   Custodian
                                U.S. BANK, N.A.
                               425 Walnut Street
                             Cincinnati, OH  45201

                                 Transfer Agent
                        U.S. BANCORP FUND SERVICES, LLC
                                  P.O. Box 701
                           Milwaukee, WI  53201-0701

                              Independent Auditors
                              TAIT, WELLER & BAKER
                         1818 Market Street, Suite 2400
                            Philadelphia, PA  19103

                                 Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                          55 Second Street, 24th Floor
                         San Francisco, CA  94105-3441

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
-----------------------------------------

The Board of Trustees of the Trust has determined that each member of the Trust's audit committee is financially literate and independent. In addition, the Board has determined that Ms. Dorothy A. Berry and Messrs. Wallace L. Cook and Carl A. Froebel are each an "audit committee financial expert," as defined under new SEC regulations, and also independent of management of each series of the Trust.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                               THE OSTERWEIS FUND

                                  FYE  3/31/2004         FYE  3/31/2003
                                  --------------         --------------
       Audit Fees                    $13,000                $12,500
       Audit-Related Fees            N/A                    N/A
       Tax Fees                      $2,000                 $2,000
       All Other Fees                N/A                    N/A

                      THE OSTERWEIS STRATEGIC INCOME FUND

                                  FYE  3/31/2004         FYE  3/31/2003
                                  --------------         --------------
       Audit Fees                    $11,000                $10,500
       Audit-Related Fees            N/A                    N/A
       Tax Fees                      $2,000                 $2,000
       All Other Fees                N/A                    N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

                               THE OSTERWEIS FUND

    Non-Audit Related Fees              FYE  3/31/2004     FYE  3/31/2003
    ----------------------              --------------     --------------
    Registrant                               N/A                N/A
    Registrant's Investment Adviser          N/A                N/A

                      THE OSTERWEIS STRATEGIC INCOME FUND

    Non-Audit Related Fees              FYE  3/31/2004     FYE  3/31/2003
    ----------------------              --------------     --------------
    Registrant                               N/A                N/A
    Registrant's Investment Adviser          N/A                N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Not applicable for periods ending before July 9, 2004.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

Not Applicable.

ITEM 10. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  Professionally Managed Portfolios
                   ----------------------------------------------

     By (Signature and Title) /s/ Robert M. Slotky
                              -----------------------------------
                              Robert M. Slotky, President

     Date   June 1, 2004
           ------------------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title) /s/ Robert M. Slotky
                              -----------------------------------
                              Robert M. Slotky, President

     Date   June 1, 2004
           ------------------------------------------------------

     By (Signature and Title) /s/ Eric W. Falkeis
                              -----------------------------------
                              Eric W. Falkeis, Treasurer

     Date   June 1, 2004
           ------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.